UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 13, 2009

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 3.02    Unregistered Sales of Equity Securities.

On August 18, 2009, the Registrant issued a press release announcing an agreement to sell 565,000 shares of its common stock, no par value (the Common Stock”), to ICP Electronics, Inc., a corporation organized and existing under the laws of Taiwan (“ICP Electronics”) and an agreement on two-year extended payment terms for additional Heads-Up Challenge product to be produced by ICP Electronics. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On August 13, 2009, the Registrant and ICP Electronics entered into a Stock Purchase Agreement pursuant to which the Registrant agreed to sell 565,000 shares of Common Stock to ICP Electronics, Inc.  ICP Electronics is a manufacturer of Heads-Up Challenge units that the Registrant markets to its customers.  The shares were sold in reliance upon exemptions from registration under the Securities Act of 1933, as amended, pursuant to Section 4(6) and Regulation S.  ICP Electronics represented in the Stock Purchase Agreement that it was an “accredited investor” within the meaning of Rule 501(a) under the Securities Act, and it further represented that it was a “non-U.S. person” within the meaning of Rule 902 under the Securities Act.

The shares of Common Stock that were sold were valued at a price of $0.85 per share and were exchanged with ICP Electronics for 191 Heads-Up Challenge units for immediate delivery.  In addition, the parties agreed to payment terms for the Registrant’s remaining purchase commitment with ICP Electronics, totaling $945,337, to be paid in installments of $39,389 over a 24 month period.  In exchange, ICP Electronics will complete and deliver an additional 293 Heads-Up Challenge units as directed by the Company.

The shares will be issued by the Registrant’s transfer agent as promptly as practicable to ICP Electronics bearing a restrictive legend.  As a result of the issuance, the Registrant will have 11,586,429 issued and outstanding shares of Common Stock, of which ICP Electronics will own 565,000 shares, representing 4.9% of the total issued and outstanding shares.

A copy of the Stock Purchase Agreement will be filed as an exhibit to the Registrant’s next quarterly report on Form 10-Q pursuant to Item 601 of Regulation S-K.

The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 18, 2009, announcing the sale of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.

Date: August 18, 2009	By:	/s/ Mark D. Roberson
Mark D. Roberson, Acting Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 18, 2009, announcing the sale of Common Stock